UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

EyePoint, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EyePoint, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on June 18, 2026 via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment (the “Plan Amendment”) to the EyePoint, Inc. 2023 Long-Term Incentive Plan (as amended, the “2023 Plan”) to increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 4,900,000 shares.

A summary of the Plan Amendment is set forth in the Company’s 2026 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). That summary and the above description of the Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 21, 2026, the record date for the Annual Meeting, there were 83,795,203 shares of Common Stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 71,010,327 or 84.74%, were present in person via virtual communication or voted by proxy, which constituted a quorum. Each stockholder is entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1. Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	59,796,165
	Withheld	3,216,592
	Broker Non-Votes	7,997,570
Jay S. Duker, M.D.	For	62,424,283
	Withheld	588,474
	Broker Non-Votes	7,997,570
John B. Landis, Ph.D.	For	62,146,666
	Withheld	866,091
	Broker Non-Votes	7,997,570
Wendy DiCicco	For	61,675,612
	Withheld	1,337,145
	Broker Non-Votes	7,997,570
Karen Zaderej	For	62,154,600
	Withheld	858,157
	Broker Non-Votes	7,997,570
Stuart Duty	For	62,317,098
	Withheld	695,659
	Broker Non-Votes	7,997,570
Fred Hassan	For	61,862,078
	Withheld	1,150,679
	Broker Non-Votes	7,997,570
Reginald J. Sanders, M.D.	For	62,327,522
	Withheld	685,235
	Broker Non-Votes	7,997,570

Proposal No. 2. Amendment to 2023 Long-Term Incentive Plan

The Company’s stockholders approved the 2023 Plan Amendment to increase the number of shares of Common Stock authorized for issuance thereunder by 4,900,000 shares. The voting on this proposal is set forth below:

Vote type	Vote Results
For	49,662,176
Against	13,010,393
Abstain	340,188
Non Votes	7,997,570

Proposal No. 3. Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	60,563,563
Against	2,033,575
Abstain	415,619
Non Votes	7,997,570

Proposal No. 4. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting on this proposal is set forth below:

Vote type	Vote Results
For	70,608,563
Against	86,031
Abstain	315,733

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EyePoint, Inc. Amendment No 3. to 2023 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT, INC.

Date:	June 22, 2026	By:	/s/ George O. Elston
George O. Elston Executive Vice President and Chief Financial Officer